UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

55 Madison Ave

Suite 400- PMB# 4362

Morristown, New Jersey 07960

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Hepion Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Meeting”).

As of April 24, 2025, the record date for the Meeting, there were 10,927,279 shares of our common stock outstanding (including 3 shares of common stock issuable upon conversion of the Series A Preferred Stock).

At the Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

1. To elect the four (4) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified consisting of John P. Brancaccio, Timothy Block, Kaouthar Lbiati and Michael Purcell.

Name	Votes For	Withhold	Broker Non-Vote
John P. Brancaccio	188,144	315,628	5,460,693
Timothy Block	298,210	205,562	5,460,693
Kaouthar Lbiati	284,854	218,919	5,460,692
Michael Purcell	282,950	220,823	5,460,692

2. To ratify the appointment of Grassi & Co., CPAs, P.C, as the Company’s independent auditors for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
4,755,685	1,166,314	42,466	-

3. To approve an amendment to the Company’s Certificate of Incorporation, as amended to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-20 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
2,251,227	3,696,326	16,907	5

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, referred to as “say-on-pay.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
162,156	337,190	4,426	5,460,693

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2025

HEPION PHARMACEUTICALS, INC.

By:	/s/ John Brancaccio
John Brancaccio
Interim Chief Executive Officer